Exhibit 99.1

SECURITY FEDERAL CORPORATION
ANNOUNCES RETIREMENT AND APPOINTMENT OF BANK’S PRESIDENT
Aiken, South Carolina (June 11, 2019) - Security Federal Corporation (“Company”) (OTCBB:SFDL), the holding company for Security Federal Bank (“Bank”), announced today that Richard T. Harmon will be retiring effective August 1, 2019 as the Bank’s President.  Mr. Harmon has been the President of the Bank since 2014.   He was elected to the Company’s and the Bank’s Boards of Directors in 2013 and will continue serving on the Company’s and the Bank’s Boards following his retirement.
“Richard’s leadership is evident in the success the Bank has enjoyed during his tenure as President”, stated J. Chris Verenes, Chairman of the Board of the Bank.  “I am pleased that he will continue to serve as a director and that we will have the benefit of his knowledge,” he continued.
The Bank’s board of directors also announced the appointment of Philip R. Wahl, the Bank’s Augusta Market President, as president of Security Federal Bank effective August 2, 2019. Mr. Wahl has served in his present capacity with the Bank since 2017.  Mr. Wahl previously worked in diverse management positions with local and national banks in the Augusta, Georgia  market during his 33 year banking career. He currently serves on the Georgia Health Sciences Foundation Board of Trustees and is Chairman of the Board of the Augusta Convention & Visitors Bureau.
Mr. Verenes also commented, “The other directors and I are very pleased that Phil is taking over the management of the Bank.  During the past two years, he has successfully established our presence in Augusta and I am excited about the future of the Bank under his leadership.”
Security Federal Bank currently has 16 full service branch locations in Aiken, Ballentine, Clearwater, Columbia, Graniteville, Langley, Lexington, North Augusta, Ridge Spring, Wagener, and West Columbia, South Carolina and Evans, Georgia. A full range of financial services, including trust and investments, are provided by the Bank and insurance services are provided by the Bank’s wholly owned subsidiary, Security Federal Insurance, Inc.

For additional information contact Roy Lindburg, President of the Company, at (803) 641-3070
Forward-Looking Statements:
Statements in this news release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and write-offs; results of examinations by our banking regulators, regulatory and accounting changes, risks related to construction and development lending, commercial and small business banking, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames, and other risks. Additional factors that could cause actual results to differ materially are disclosed in Security Federal Corporation's recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.